UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2005

Pegasystems Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	1-11859	04-2787865
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Main Street, Cambridge, Massachusetts		02142
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-374-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On April 27, 2005, the Compensation Committee of the Board of Directors of Pegasystems Inc. (the "Company") adopted a Section 16 Officers Corporate Incentive Compensation Plan (the "Incentive Plan"), along with the 2005 incentive bonus targets for the Company’s officers required to report under Section 16(a) of the Securities Exchange Act of 1934 (the "Section 16 Officers"). The Incentive Plan covers the period from January 1, 2005 to December 31, 2005.

For each Section 16 Officer, the precise bonus incentive paid under the Incentive Plan is based on the level of achievement of certain corporate goals, which have been established by the Compensation Committee of the Board of Directors. These corporate goals include financial goals (revenue, bookings and profit before taxes) and strategic goals. Each corporate goal is assigned a specific weight by the Compensation Committee, which then reviews the performance against these corporate goals after the end of the Incentive Plan period and determines the level of goal achievement.

A Section 16 Officer’s individual bonus is calculated by multiplying (i) the cumulative percentage achievement of the target corporate goals (the "Achievement Percentage") by (ii) the bonus target dollar amount for that Section 16 Officer (which is expressed as a percentage of the Section 16 Executives’s annual base salary). No payment is made under the Incentive Plan if the Achievement Percentage is less than 70%. For Achievement Percentages between 70% and 100%, the percentage payment of the individual bonus target equals the Achievement Percentage. If the Achievement Percentage is above 100%, an accelerating factor is applied, so that for every 1% achieved above 100%, an additional 2% is added to the bonus payment, up to a maximum payment of 200% of the incentive bonus target. The Incentive Plan provides for payments, if any, to be made on or before March 15, 2006.

The 2005 individual bonus targets for the Company’s Section 16 Officers are listed on Exhibit 99.1 to this Current Report on Form 8-K. Additional information regarding compensation of the Section 16 Officers is included in the Company’s proxy statement to be mailed to stockholders on or about May 6, 2005, in connection with the Company’s Annual Meeting of Stockholders to be held on June 2, 2005.

The foregoing summary description of the Incentive Plan is qualified in its entirety by reference to Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 2005 Individual Bonus Targets for Pegasystems' Section 16 Officers

99.2 Section 16 Officers Corporate Incentive Compensation Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pegasystems Inc.

May 2, 2005	By:	/s/ Shawn S. Hoyt

Name: Shawn S. Hoyt
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	2005 Individual Bonus Targets for Pegasystems' Section 16 Officers
99.2	Section 16 Officers Corporate Incentive Plan